U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 1, 2004


                          CLEARONE COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Utah                     0-17219                   87-0398877
     (State or Other            (Commission File            (IRS Employer
     Jurisdiction of                Number)              Identification No.)
      Incorporation)

     1825 Research Way
    Salt Lake City, Utah                                        84119
   (Address of Principal                                      (Zip Code)
     Executive Offices)

       (801) 975-7200 (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  Acquisition or Disposition of Assets

On July 1, 2004, ClearOne Communications, Inc. ("ClearOne") entered into that certain Asset Purchase Agreement by and among Clarinet, Inc. ("Purchaser"), American Teleconferencing Services, Ltd. d/b/a Premier Conferencing ("Purchaser's Parent") and ClearOne, dated July 1, 2004 (the "Asset Purchase Agreement"), pursuant to which ClearOne sold and conveyed to Purchaser substantially all the assets used or held for use in ClearOne's teleconferencing services business, which consisted primarily of ClearOne's "Let's Conference" suite of services. The purchase price for the subject assets was $21,500,000 less net working capital of approximately $1,340,000 on the date of closing. Of the total purchase price, approximately $1,365,000 was utilized to pay off equipment leases pertaining to assets being conveyed to the Purchaser, $300,000 was placed in a ninety day escrow as security for adjustments in the calculation of net working capital, $1,000,000 was placed in an eighteen month escrow as security for ClearOne's indemnification obligations under the Asset Purchase Agreement, and the balance, less closing adjustments of approximately $282,000, was paid to ClearOne. The parties also entered into short term transition agreements pursuant to which Purchaser subleased from ClearOne the office space in which the conferencing business is located and contracted with ClearOne for the provision of certain centralized services. A copy of the Asset Purchase Agreement is included as an exhibit to this report and this summary description of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

        The following documents are included as exhibits to this report:

Exhibit   SEC Ref.
No.       No.         Title of Document                                 Location
-------   --------    ----------------                                  --------
2.1       2           Asset Purchase Agreement among Clarinet, Inc.,    This
                      American Teleconferencing Services, Ltd. d/b/a    Filing
                      Premier Conferencing, and ClearOne
                      Communications, Inc., dated July 1, 2004*

        *The exhibits and schedules to the Agreement and Plan of Reorganization are not included in the foregoing exhibit. The Registrant undertakes to furnish supplementally to the Commission copies of any omitted items upon request.


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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ClearOne Communications, Inc.



Dated: July 14, 2004                               By /C/ Zeynep Hakimoglu
                                                     ---------------------------
                                                     Zeynep Hakimoglu
                                                     Chief Executive Officer

















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

                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


Exhibit   SEC Ref.
No.       No.         Title of Document                                 Location
-------   --------    ----------------                                  --------
2.1       2           Asset Purchase Agreement among Clarinet, Inc.,    This
                      American Teleconferencing Services, Ltd. d/b/a    Filing
                      Premier Conferencing, and ClearOne
                      Communications, Inc., dated July 1, 2004*




















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